Business combinations - Goodwill and Fair value of Net Assets Acquired (Details) - GBP (£) £ in Millions	Dec. 31, 2024	Dec. 31, 2023
Purchase consideration
Cash paid	£ 115	£ 203
Deferred and contingent consideration	67	58
Total purchase consideration	182	261
Fair value of net assets acquired	(51)	(88)
Goodwill from current-year acquisitions	131	173
Goodwill expected to be deductible for tax purposes	£ 84	£ 76